January 15, 1996

Dear
--------------------------------------------------------------------------------
Shareholder:
--------------------------------------------------------------------------------

         The six months ended December 31, 1995, was a very strong period for Trend Fund. Class A shares provided a total return of +17.84% (at net asset value with capital gains and dividends reinvested), a robust gain that was nearly double the total return provided by the unmanaged NASDAQ Industrial Index, as shown below.

         Our strategy of basing stock selections on demographic trends, and on a company's market share and long-term earnings potential, served Fund shareholders well. This, we believe, was especially true as the stock market's interest in cyclical technology stocks -- the "hot" sector favored by the market in the early months of 1995 -- began to wane.

         We are pleased to report that this strategy helped Trend Fund significantly outperform the average of more than 150 similar funds in the Lipper Capital Appreciation Fund category for both the first six months of fiscal 1996 and for calendar 1995, the stock market's best year in nearly two decades.

================================================================================
                                  TOTAL RETURN

                                 July 1, 1995 to      January 1, 1995 to
                                December 31, 1995      December 31, 1995
                                -----------------      -----------------

Trend Fund A Class                 +17.84%                 +42.51%
NASDAQ Industrial Index             +9.00%                 +27.97%
Lipper Capital Appreciation
    Fund Average                   +11.87%                 +30.34%

All performance quoted above assumes reinvestment of dividends and capital gains. Trend Fund and Lipper Capital Appreciation Fund Average results are at net asset value without effect of sales charges. Performance for all Fund Classes can be found on page 5. The Lipper Average consisted of 183 and 152 funds, respectively, for the six months and year ended December 31, 1995.
================================================================================

         Several economic factors contributed to the Fund's excellent performance in the past six months. First, interest rates moved sharply lower as the Federal Reserve Board lowered the Federal Funds rate (the rate banks pay on overnight loans) on July 6 and December 19. At the end of calendar 1995, the current yield on 30-year U.S. Treasury bonds was just 5.95%, a drop of 0.67% from June 30.

         Secondly, the U.S. dollar rebounded in value against major currencies, allowing the relative earnings of smaller companies to outshine those of some multinational conglomerates. When the dollar rises in value, American goods become more expensive for foreigners to buy, generally reducing profits for large U.S. manufacturers. Smaller companies generally tend to focus on domestic markets.

         Finally, expansion money for small companies in the U.S. has been readily available through banks and initial public offerings of stock.

         We believe that the Fund's superior results were accomplished without excessive exposure to any industry group. While some mutual funds seemed willing to place short-term "bets" on a single sector, we believe shareholders have been well-served by Trend Fund's long-term, growth-oriented investment strategy.

         In the pages that follow, Edward Antoian, senior portfolio manager of Trend Fund, discusses what he and his management team did to help your Fund outperform the market and similar funds since July. Mr. Antoian also provides his outlook for the coming months.

         This past six months' and calendar year's results are cause for celebration. Nevertheless, we urge caution in concluding that recent strong performance is a harbinger of what will happen for the rest of the 20th Century. Markets are cyclical, and the lessons of history should be kept in mind when investing.

         In the months ahead, as a Presidential election approaches, Americans will undoubtedly hear a lot from our political leaders and the media about "trends" affecting society and the economy. As it has since 1968, Trend Fund's management will attempt to screen out the hype to evaluate how social and economic change can lead to financial opportunities.

Sincerely,

/s/ WAYNE A. STORK
--------------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer

Portfolio
--------------------------------------------------------------------------------
Manager's Review
--------------------------------------------------------------------------------

Falling interest rates, a stronger dollar relative to major world currencies and strong earnings prospects for selected technology and health care companies helped your Fund achieve very robust results during the six months ended December 31, 1995. Our weighting in a broad range of technology stocks (26% of net assets) was less than that of the benchmark NASDAQ Industrial Index (31.2% of the Index stocks).

         Our largest industry focus was consumer products and consumer services, which together represented slightly less than one-third of your Fund's holdings. Generally, these two sectors did not perform well during the past six months, as consumer spending remained weak, hurting retailers, restaurants and some service businesses.

THE FUND'S INVESTMENT STRATEGY

         Trend Fund invests in emerging growth companies that we believe can adapt to and profit from trends within the U.S. economy and society. We strive to benefit from the early phases of a company's life cycle, a period that generally offers the greatest capital appreciation potential. In our research efforts, we:

* Anticipate the effect of social and demographic change on business and consumer behavior

* Study the operational history, strategic focus and competitive environment of companies whose stocks we consider for the Fund's portfolio

* Meet in-person with companies' management, competitors, suppliers and industry experts

* Focus on those companies that have the talent and resources to capitalize on changes in the marketplace.

         We use this process to distinguish between those businesses that are merely benefiting from a fad, as a toy company might with a new doll, and those businesses we believe are poised to grow substantially for a long period of time. We base our decisions on a time horizon of at least two years.

TECHNOLOGY -- THE NEED FOR "CONNECTIVITY"
(26% of net assets)

         For technology stocks, we believe two major themes may drive market performance. First, more computer users have a need to "talk" to each other. Local area networks (LANs) are connecting more computers within the same organization while wide area networks (WANs)-- through telephone lines -- are connecting more companies and groups.

         Secondly, demand from both businesses and individuals has created a need to increase the size of the data "pipeline" or, to use a common metaphor, the number of lanes on the emerging information superhighway. Larger and larger amounts of information need to be transferred, stored and managed.

================================================================================
PORTFOLIO HIGHLIGHTS
(AS OF DECEMBER 31, 1995)

MARKET VALUE OF COMPANIES*               PERCENT OF NET ASSETS
    Less than $250 million                       44.8%
    $250 million to $1.5 billion                 37.9%
    Greater than $1.5 billion                    17.2%
----------------------------------------------------------------
NUMBER OF STOCKS                                  176

AVERAGE STOCK
    PRICE-TO-EARNINGS RATIO**                     16.1
TOP SECTORS -  Consumer Products/Services

 * percent of net assets

** based on a consensus of analysts' earnings estimates for 1996
================================================================================

         The Fund participated in the market's recognition of these trends through stocks such as EXCALIBUR TECHNOLOGIES CORP., which makes document imaging computer software that can search and organize large, unstructured data bases, and IOMEGA GROUP, which makes portable computer disks.

         The growing use of more sophisticated computers in many industries indicates corporate America's strong belief that having the latest technology provides competitive advantages. We are encouraged by government data that shows business appears committed to capital spending. As you can see in the chart below, investment in equipment by corporations has risen substantially in the 1990s.

HEALTH CARE -- SEEDS OF POTENTIAL GROWTH
(13% of net assets)

         Within the health care sector, we made a substantial commitment to biotechnology companies a year and half ago. In the past six months, the Fund's investments bore fruit amid increasing stock market interest in this group. Generally, the biotechnology sector has been favorably affected by recent Food and Drug Administration regulatory action that has allowed potential products to move toward the final approval stage.

         Our investments in this area include GUILFORD PHARMACEUTICALS, which focuses on treatment of nerve disorders such as Alzheimer's disease, epilepsy and stroke. We also held a position in GILEAD SCIENCES INC., which is developing drugs to treat viral infections and heart disease based on DNA research.

CONSUMERS -- DEBT AND TAXES
(31% of net assets)

         The most difficult areas for the Fund during the past six months were the consumer-related sectors. Consumer debt as a percentage of household income is at record levels. Personal income tax rates have also risen since 1993 while wage increases are minimal. These trends have served to reduce the amount of money households have to buy goods and services, limiting the earnings potential of the retail sector. We are hopeful that lower interest rates can eventually help people reduce monthly debt service costs, which would provide consumers with additional purchasing power.

         By year's end, the Fund's holdings of consumer-related stocks represented less than a third of net assets, down from more than 40% in the spring. Still, our otherwise sterling results of the past six months were negatively affected by the weak performance of several consumer stocks that did not meet our earnings expectations.

         One area of consumer services that has been a disappointment for the Fund lately is the entertainment and leisure industry. For example, despite strong management and a strong earnings record, box office receipts show that movies made by SAVOY PICTURES ENTERTAINMENT have had only limited success. We sold our position, as the stock dropped sharply in value during the past six months.

================================================================================
A Capital Spending Boom

Gross Domestic Investment on Business Equipment -- 1990 to 1995

           Billions of dollars
Mar-90  $367.3            Mar-93  $413
Jun-90   363              Jun-93   433.7
Sep-90   370.4            Sep-93   450.3
Dec-90   367.4            Dec-93   478.5
Mar-91   352.5            Mar-94   499.4
Jun-91   353              Jun-94   506.9
Sep-91   358.6            Sep-94   528.4
Dec-91   355.5            Dec-94   552.6
Mar-92   354.3            Mar-95   583.7
Jun-92   372.9            Jun-95   600.3
Sep-92   382.8            Sep-92   614.3
Dec-92   394.6

--------------------------------------------------------------------------------
U.S. corporations have significantly increased the amount of resources spent on new technology and business equipment during the last several years. Domestic capital spending has soared 74% from an annualized rate of $352 billion a year in March 1991 (during the last recession) to an annualized rate of $614 billion as of September 1995, the latest available U.S. Department of Commerce data shows.
================================================================================

         We were also disappointed with BELL SPORTS CORP., a bicycle helmet maker facing weak product demand and with ROCK BOTTOM RESTAURANTS. We concluded that while Rock Bottom has a great concept -- casual dining and a wide selection of "microbrew" beers -- the company faces operating challenges and stiff competition.

INVESTMENT OUTLOOK

         In the months ahead, given the relatively modest pace of U.S. economic growth, we anticipate that companies which can demonstrate consistent earnings growth and long-term potential will do well. In early January, the market quickly bid up the stocks of companies that reported higher-than-expected results. Meanwhile, the stock prices of companies with lackluster earnings, as well as companies that alerted investors to operating challenges, fell sharply. We expect this pattern to continue.

         For the long term, we remain focused on what we believe are well-managed companies providing services or products that are likely to grow in demand regardless of the economic cycle. For example, one long-term trend that we believe will provide potential investment opportunities as we move closer to the 21st Century is the growing use of home computers for an ever wider variety of tasks.

         We are also intrigued by the economic potential offered by the needs of America's aging and increasingly diverse population mix. We will search for companies that appear to have the foresight, the ambition, the talent and the resources to benefit from such change.

/s/  EDWARD N. ANTOIAN
-------------------------
Edward N. Antoian
Senior Portfolio Manager

A LOOK AT
--------------------------------------------------------------------------------
TREND FUND'S
--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
         The first half of Trend Fund's 1996 fiscal year was an especially gratifying time for investors, highlighted by both the stock and bond market rallies. Indeed, the entire 1995 calendar year was the strongest in nearly two decades for both equity and fixed-income investments.

         During the most recent six months, the +12.23% provided by the Fund's Class A shares (including the effect of sales charges, with distributions reinvested) outperformed the unmanaged benchmark NASDAQ Industrial Index by a wide margin.

         Since the start of the fiscal year, Trend Fund has paid capital gains distributions of $0.90 per share. While the future can't be predicted with certainty, we are pleased to report that 1995 was the eighth consecutive calendar year that Trend Fund made a capital gains distribution.

         Any aggressive growth fund such as Trend Fund, involves above-average risks, and thus should be considered only as a long-term investment. We'd like to call your attention to the Fund's results over the five- and 10-year periods ending December 31, 1995, as shown in the table on the next page. For both periods, the Fund's results exceeded the performance of the NASDAQ Industrial Index, again by a wide margin even after the effect of sales charges. For the five- and 10-year periods ended December 31, 1995, the NASDAQ Industrial Index provided total average annual returns (with dividends reinvested) of +18.89% and +11.32%, respectively.

         The chart on the next page shows the effect of reinvesting capital gains and dividends on Trend Fund's total return since 1985. As you can see, capital gains and dividend reinvestment can contribute substantially to long-term performance.

================================================================================
How Reinvestment Makes A Difference
Trend Fund A Class Performance
January 1, 1986 to December 31, 1995
$10,000 Initial Investment

                  Without         With
               Reinvestment   Reinvestment
               of Divedends   of Divedends        NASDAQ
                & Capital      & Capital       Industrial
                  Gains          Gains            Index
               ------------   ------------     ----------
12/31/85       $10000          $10000            $10000
12/31/86        10027.95        10027.95          13398
12/31/87         9245.82         9245.82          13000
12/31/88        11257           11726.01          14534
12/31/89        13519.57        17552.94          17182
12/31/90         9581.02        13233.35          15574
12/31/91        16480.47        23071.6           25657
12/31/92        18338.01        28262.85          27804
12/31/93        19483.27        34584.14          30907
12/31/94        16410.64        31136.33          28912
12/31/95        22053.1         44373.06          36999.43

Capital gains and dividend reinvestment has provided more than half of the total return of Trend Fund A Class for the past 10 years; based on a 4.75% sales charge.
================================================================================

                             TREND FUND PERFORMANCE
             AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1995

                 CLASS A              CLASS B                                CLASS C*
               (EST. 1968)          (EST. 1994)                            (EST. 1995)

10 Years        +16.07%       Lifetime                           Lifetime
Five Years      +26.15%       Excluding Sales Charge  +26.94%    Excluding Sales Charge        +4.44%
One Year        +35.70%       Including Sales Charge  +24.12%    Including Sales Charge        +3.44%
                                 One Year
                              Excluding Sales Charge  +41.46%
                              Including Sales Charge  +37.46%

*aggregate return through December 31, 1995

RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Class A returns reflect the impact of the 4.75% maximum sales charge and the 12b-1 fee, and take into account the reinvestment of all distributions. The 12b-1 fee was implemented on June 1, 1992. The front-end sales charge was lowered from 5.75% to 4.75% on November 29, 1995.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4%. Lifetime performance excluding sales charge assumes the investment was not redeemed. Class B was initially offered on September 6, 1994.

Class C performance is for a one-month period and may not be representative of longer term results. C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.
Class C was initially offered on November 29, 1995.

The average annual total returns for the 10-, five- and one-year periods ended December 31, 1995, for Trend Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +16.72%, +27.56% and +42.90%, respectively. The Institutional Class was initially made available November 9, 1992; performance prior to that date is based on Class A performance and was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

SMALL-CAP STOCKS,
--------------------------------------------------------------------------------
THE DOLLAR AND
--------------------------------------------------------------------------------
TREND FUND
--------------------------------------------------------------------------------
         Since mid-1995, the value of the American dollar has rebounded against major world currencies. For example, as of mid-February 1996, a U.S. dollar was worth about 107 Japanese yen, compared to about 80 yen last summer. That means prices of American goods sold in Japan are more than 30% higher than they were last summer.

         Because American goods become more expensive for foreigners when the value of the dollar rises, rapid increases in the value of U.S. currency tend to negatively affect the earnings and stock prices of large U.S. companies since these businesses generally derive a major portion of their profits from overseas.
================================================================================
Small-Cap Stock Performance versus
the Trade-Weighted U.S. Dollar*

           Performance of
           Small-Cap Stocks
             Relative to                             Trade-
              Large-Cap                             Weighted
                Stocks                              Dollar
              -----------                         ----------
Jan-67        1.09                                  1.00
Dec-67        1.35                                  1.02
Jun-68        1.53                                  1.02
Dec-68        1.70                                  1.02
Jun-69        1.46                                  1.02
Dec-69        1.36                                  1.02
Jun-70        1.15                                  1.01
Dec-70        1.20                                  1.01
Jun-71        1.29                                  0.99
Dec-71        1.24                                  0.94
Jun-72        1.22                                  0.90
Dec-72        1.08                                  0.92
Jun-73        0.84                                  0.80
Dec-73        0.84                                  0.85
Jun-74        0.91                                  0.83
Dec-74        0.87                                  0.82
Jun-75        1.09                                  0.79
Dec-75        1.06(small stocks outperform)         0.86
Jun-76        1.23                                  0.89
Dec-76        1.31                                  0.88
Jun-77        1.52                                  0.87
Dec-77        1.66                                  0.82
Jun-78        1.97                                  0.79
Dec-78        1.84                                  0.74
Jun-79        2.13                                  0.75
Dec-79        2.25(small stocks outperform)         0.72
Jun-80        2.14                                  0.71
Dec-80        2.26                                  0.76
Jun-81        2.69                                  0.89
Dec-81        2.56                                  0.88
Jun-82        2.55                                  0.98
Dec-82        2.78                                  0.99
Jun-83        3.21                                  1.04(dollar strong)
Dec-83        2.97(small stocks underperform)       1.11
Jun-84        2.80                                  1.12
Dec-84        2.60                                  1.24
Jun-85        2.62                                  1.23
Dec-85        2.60                                  1.05(dollar weakens)
Jun-86        2.62                                  0.95
Dec-86        2.36                                  0.89

                  Performance of
                 Small-Cap Stocks
                   Relative to               Trade-
                    Large-Cap               Weighted
                      Stocks                 Dollar
                    -----------            ----------
Jun-87                  0.82                   2.28
Dec-87                  0.74                   2.07
1-Jun                   0.77                   2.32
Dec-88                  0.77                   2.19
Jun-89                  0.86                   2.15
Dec-89                  0.79                   1.92
Jun-90                  0.77                   1.87
Dec-90                  0.70                   1.57
Jun-91                  0.79                   1.79
Dec-91                  0.71                   1.78
Jun-92                  0.72                   1.82
Dec-92                  0.75                   2.00
Jun-93                  0.77                   2.05
Dec-93                  0.80                   2.20
Jun-94                  0.76                   2.14
Dec-94                  0.75                   2.14
Jun-95                  0.82                   2.17
Nov-95                  0.84                   2.11

There is no guarantee that this pattern will be repeated.
Sources: Prudential Securities, Inc.; WEFA Group, Inc.
*The trade-weighted U.S. dollar is a government measure of the dollar's overall value relative to foreign currencies based on the value of trade between the U.S. and 10 large countries in Europe and Asia. This index was begun in March 1973 with a value of 1.0.
================================================================================
SMALL-CAP STOCKS HAVE TENDED TO OUTPERFORM LARGE-CAP STOCKS DURING A PERIOD
OF DOLLAR STRENGTH, AND UNDERPERFORM DURING PERIODS WHEN THE DOLLAR IS
DECLINING.


         During such periods in the past, the earnings growth rate and stock price performance of small companies have tended to outpace those of larger companies. For example, when the dollar rose in value from September 1980 to March 1985, the prices of small cap stocks rose more than that of large stocks (see chart below).

         However, it appears that the dollar's recent rise has not significantly affected the earnings of many multinational corporations. Major U.S. exporters such as drug, tobacco, aviation and capital equipment companies continue to report strong profits while orders from overseas -- an indicator of potential future profits -- remain healthy.

         Thus, the performance of large companies' stocks has remained strong. The Standard & Poor's 500 Index, an unmanaged measure of large stocks, rose +22.8% between July 1, 1995, and February 22, 1996, while the NASDAQ Industrial Index, a measure of small stocks, rose just +15.1%.

         In our opinion, continued strengthening of the dollar could eventually allow smaller stocks to perform relatively better as larger companies are affected. A complicating factor, though, is that small U.S. companies, especially those focused on cyclical consumer products and services, generally face sluggish domestic economic growth.

         In such an environment, we believe the stock selection criteria of Trend Fund (as discussed on page 2) can be especially valuable. By focusing on LONG-TERM growth trends that are independent of the economic cycle and short-term currency fluctuations, Trend Fund attempts to avoid small-cap companies whose stock performance is more dependent on the relative momentum of the small-cap sector.

FINANCIAL
--------------------------------------------------------------------------------
STATEMENTS
--------------------------------------------------------------------------------

 DELAWARE GROUP TREND FUND, INC.
 STATEMENT OF NET ASSETS
 DECEMBER 31, 1995
 (UNAUDITED)

                                                           Number       Market
                                                          of Shares      Value

COMMON STOCK - 93.31%
Basic Industry/Capital Goods - 5.58%
 AAR .............................................        145,300    $ 3,196,600
*AES China Generating Class A ....................        299,700      2,322,675
*Central Sprinkler ...............................        344,900     11,985,275
 Champion Road Machinery Limited .................        155,500      1,059,344
*Kellstrom Industries ............................        287,000      1,426,031
 Lesco ...........................................        142,800      2,106,300
*Park-Ohio Industries ............................        189,500      3,079,375
*TII Industries ..................................        281,300      2,461,375
                                                                     -----------
                                                                      27,636,975
                                                                     -----------

 Business Services/Distributors - 1.26%
*Elcom International .............................        140,600      2,126,575
*Government Technology Services ..................        175,300        755,981
*InaCom ..........................................        240,100      3,361,400
                                                                     -----------
                                                                       6,243,956
                                                                     -----------

 Business Services/Environmental - 4.35%
*Continental Waste Industries ....................        291,167      3,293,823
*Republic Industries .............................        433,540     15,580,344
*York Research ...................................        501,700      2,665,281
                                                                     -----------
                                                                      21,539,448
                                                                     -----------

 Business Services/Media & Publishing - 3.95%
*Central European Media Entertainment ............        163,900      3,339,463
*Evergreen Media Class A .........................         94,000      3,008,000
*Infinity Broadcasting Class A ...................        141,750      5,280,188
*Playboy Enterprises Class B non-voting ..........        195,700      1,638,988
 Readers Digest Association Class B ..............         50,000      2,362,500
*Young Broadcasting Class A ......................        141,600      3,929,400
                                                                     -----------
                                                                      19,558,539
                                                                     -----------

 Business Services/Other - 6.50%
*Cellular Communications Class A .................         34,100      1,709,263
*GTECH Holdings ..................................        129,000      3,354,000
*HighwayMaster Communications ....................         94,600        969,650
*NFO Research ....................................        123,450      3,209,700
 Norrell .........................................         88,700      2,605,563
*Norwood Promotional Products ....................        234,500      4,015,813
*NuCo2 ...........................................         79,700      1,006,213
*Paging Network ..................................        188,300      4,530,969

                                                           Number       Market
                                                          of Shares      Value


COMMON STOCK (Continued)
Business Services/Other (Continued)

*Palmer Wireless ...................................        72,000   $ 1,575,000
 Pittston Services Group ...........................       200,000     6,275,000
*ProNet ............................................       100,000     2,956,250
                                                                     -----------
                                                                      32,207,421
                                                                     -----------

 Consumer Durables/Cyclical - 0.37%
*Custom Chrome .....................................        79,900     1,832,706
                                                                     -----------
                                                                       1,832,706
                                                                     -----------
 Consumer Non-Durables/Retail - 5.68%
 Duty Free International ...........................       193,100     3,089,600
*Finish Line Class A ...............................       164,000     1,230,000
*General Nutrition .................................       300,000     6,975,000
*MacFrugals Bargains Closeouts .....................       141,900     1,986,600
*Neostar Retail Group ..............................        47,000       343,688
*Petco Animal Supplies .............................        40,500     1,204,875
*Piercing Pagoda ...................................        73,800     1,319,175
 Schultz Sav-O Stores ..............................       425,400     6,434,175
*Staples ...........................................       135,000     3,307,500
*Urban Outfitters ..................................        94,400     2,230,200
                                                                     -----------
                                                                      28,120,813
                                                                     -----------

 Consumer Non-Durables/Textiles and Apparel - 1.10%
*Chaus (Bernard) ...................................       144,400       523,450
*Cutter & Buck .....................................       111,900       937,163
*Hyde Athletic Industries Class B ..................       231,000       909,563
*Sport-Haley .......................................        37,800       368,550
 Wolverine World Wide ..............................        85,650     2,697,975
                                                                     -----------
                                                                       5,436,701
                                                                     -----------

 Consumer Non-Durables/Other - 7.65%
*Advance Ross ......................................       322,800     9,018,225
 Anthony Industries ................................       118,400     2,723,200
*Bell Sports .......................................       319,650     2,577,178
 Dreyer's Grand Ice Cream ..........................       154,300     5,188,338
*Equity Marketing ..................................       152,300     1,932,306
*ERO ...............................................       138,500       848,313
*Galoob (Lewis) Toys ...............................       190,100     2,233,675
*GT Bicycles .......................................       183,700     1,722,188
*Hart Brewing ......................................       187,700     2,815,500
*Lincoln Snacks ....................................       217,200       420,825
*Marvel Entertainment Group ........................       142,888     1,857,544
*Rawlings Sporting Goods ...........................        49,300       391,319
*Robert Mondavi Class A ............................        94,600     2,648,800
*Toy Biz Class A ...................................       160,500     3,490,875
                                                                     -----------
                                                                      37,868,286
                                                                     -----------

 Consumer Services/Entertainment & Leisure - 10.69%
*Adelphia Communications Class A ...................       281,700     1,866,263
*All American Communications .......................        76,600       751,638
*American Coin Merchandising .......................       159,600     1,007,475

                                                           Number       Market
                                                          of Shares      Value


COMMON STOCK (Continued)
Consumer Services/Entertainment
& Leisure (Continued)

*Ascent Entertainment Group ........................       422,100   $ 6,700,838
*Cinergi Pictures Entertainment ....................       474,900     1,246,613
 Comcast Class A voting ............................       246,200     4,339,275
*Comcast UK Cable Partners Class A .................       108,400     1,355,000
*Echostar Communications Class A ...................       123,100     3,023,644
*Extended Stay America .............................        66,600     1,814,850
*HFS ...............................................        49,568     4,052,184
*Mirage Resorts ....................................       184,300     6,358,350
*Monarch Casino & Resort ...........................       259,000       971,250
*Players International .............................       105,900     1,138,425
*Rio Hotel & Casino ................................       280,200     3,292,350
*Savoy Pictures Entertainment ......................       489,200     3,088,075
*Speedway Motorsports ..............................         9,600       288,000
*Studio Plus Hotels ................................        42,100     1,094,600
*Tele-Communications International .................       239,200     5,426,850
*United International Holdings Class A .............       123,200     1,801,800
*WMS Industries ....................................       201,000     3,291,375
                                                                     -----------
                                                                      52,908,855
                                                                     -----------

 Consumer Services/Restaurants - 3.39%
*Bertucci's ........................................        21,700       109,856
*Dave & Buster's ...................................       197,300     2,416,925
*HomeTown Buffet ...................................       295,700     3,271,181
*Logan's Roadhouse .................................       173,400     2,969,475
*Quantum Restaurant Group ..........................       190,700     2,145,375
*Rock Bottom Restaurants ...........................        38,300       497,900
*Sonic .............................................       286,550     5,372,813
                                                                     -----------
                                                                      16,783,525
                                                                     -----------

 Consumer Services/Other - 2.17%
 Barefoot ..........................................        88,000       907,500
*CUC International .................................       194,550     6,639,019
*Protection One ....................................       305,600     3,094,200
*TDX ...............................................       170,100       105,462
                                                                     -----------
                                                                      10,746,181
                                                                     -----------

 Energy - 0.38%
 Mitchell Energy & Development Class B .............       100,000     1,875,000
                                                                     -----------
                                                                       1,875,000
                                                                     -----------
 Financial/Insurance - 0.25%
*Penn Treaty American ..............................        75,800     1,241,225
                                                                     -----------
                                                                       1,241,225
                                                                     -----------
 Financial/Other - 0.17%
*CRW Financial .....................................        74,920       421,425
 SEI ...............................................        19,500       419,250
                                                                     -----------
                                                                         840,675
                                                                     -----------

                                                           Number       Market
                                                          of Shares      Value


COMMON STOCK (Continued)
Healthcare/Devices - 4.04%

*AVECOR Cardiovascular ...........................        165,800    $ 2,880,775
*Bio-Vascular ....................................         42,400        498,200
*i-STAT ..........................................         12,100        390,225
*Lifecore Biomedical .............................         93,900      1,772,363
*Molecular Dynamics ..............................        257,600      1,593,900
*Norland Medical Systems .........................        141,900      3,245,963
*Ostex International .............................        253,600      4,786,700
*Ventritex .......................................        275,500      4,838,469
                                                                     -----------
                                                                      20,006,595
                                                                     -----------

 Healthcare/Pharmaceuticals - 3.99%
*ARIAD Pharmaceuticals ...........................        189,400        887,813
*Columbia Laboratories ...........................        284,400      2,435,175
*Ethical Holdings plc ............................        248,200      2,218,288
*Gilead Sciences .................................        215,500      6,949,875
*Guilford Pharmaceuticals ........................        113,700      1,790,775
*La Jolla Pharmaceutical .........................        141,200        697,175
*Sano ............................................        196,900      2,215,125
*Vertex Pharmaceuticals ..........................         98,500      2,573,313
                                                                     -----------
                                                                      19,767,539
                                                                     -----------

 Healthcare/Services - 5.11%
*American Oncology Resources .....................         29,400      1,429,575
*Apria Healthcare Group ..........................         92,800      2,644,800
*FoxMeyer Health .................................        120,000      3,210,000
*FPA Medical Management ..........................        463,200      4,342,500
*HPR .............................................          7,800        234,000
*Mecon ...........................................         28,100        446,088
*National Surgery Centers ........................         24,400        555,100
*Pediatrix Medical Group .........................         47,100      1,307,025
*Renal Treatment Centers .........................        146,000      6,424,000
*Safeguard Health Enterprises ....................         89,600      1,041,600
*Sheridan Healthcare .............................        143,100      1,708,256
*Total Renal Care Holdings .......................         66,800      1,970,600
                                                                     -----------
                                                                      25,313,544
                                                                     -----------

 Healthcare/Other - 0.06%
*Pharmakinetics Laboratories .....................        740,740        289,352
                                                                     -----------
                                                                         289,352
                                                                     -----------
 Technology/Communications - 4.59%
*C-COR Electronics ...............................        140,600      3,268,950
*Digital Microwave ...............................        126,900      1,253,138
*EIS International ...............................        231,200      3,728,100
*Gandalf Technologies ............................        389,200      6,640,725
*General DataComm Industries .....................         97,300      1,666,263
*IntelCom Group ..................................        204,600      2,531,925
*NetStar .........................................         72,400      1,357,500
*PSINet ..........................................         75,100      1,722,606
*Tollgrade Communications ........................         37,500        571,875
                                                                     -----------
                                                                      22,741,082
                                                                     -----------

                                                           Number       Market
                                                          of Shares      Value


 COMMON STOCK (Continued)

 Technology/Hardware - 6.18%
*Alpha Industries ..........................        15,000   $   211,875
*Iomega ....................................        49,100     2,390,556
*ITI Technologies ..........................       176,400     5,181,750
*Jabil Circuit .............................       230,200     2,532,200
*Micronics Computers .......................       220,600       785,888
*Mylex .....................................         9,400       181,538
*Percon ....................................        28,800       363,600
*Plasma & Materials Technology .............        47,200       531,000
*Radius ....................................       170,215       343,090
*Read-Rite .................................       188,400     4,368,525
 Scientific-Atlanta ........................       170,000     2,550,000
*Smartflex Systems .........................        37,800       670,950
*Standard Microsystems .....................       281,100     4,673,288
*Trimble Navigation Limited ................        24,200       453,750
*TriQuint Semiconductor ....................       158,400     2,148,300
*Zycon .....................................       282,000     3,207,750
                                                             -----------
                                                              30,594,060
                                                             -----------

 Technology/Software - 14.87%
*Acclaim Entertainment .....................        94,800     1,179,075
*Activision ................................       440,418     4,872,124
*A.D.A.M. Software .........................        51,500       341,188
*Bachman Information Systems ...............       170,400     1,629,450
+*Bachman Information Systems 144A .........       622,400     5,177,979
*Broadway & Seymour ........................       187,700     3,003,200
*Cadence Design Systems ....................       248,200    10,424,400
*Cheyenne Software .........................       190,300     4,971,588
*Excalibur Technologies ....................       222,400     8,089,800
*Fulcrum Technologies ......................       133,000     4,222,750
 HBO & Company .............................        25,796     1,973,394
*MetaTools .................................         9,700       249,775
*Oracle ....................................       100,000     4,237,500
*Phamis ....................................        35,000     1,050,000
*PLATINUM technology .......................       257,532     4,748,246
*Prophet 21  ...............................       169,900       817,644
*Ross Systems ..............................       300,000       928,125
*Secure Computing ..........................        22,400     1,248,800
*Sierra On-Line ............................       249,200     7,133,350
*SPSS ......................................       127,100     2,454,619
*Symantec ..................................       210,400     4,878,650
                                                             -----------
                                                              73,631,657
                                                             -----------

 Technology/Other - 0.49%
*TechForce .................................       281,400     2,409,488
                                                             -----------
                                                               2,409,488
                                                             -----------

                                                         Number       Market
                                                       of Shares      Value

COMMON STOCK (Continued)
Transportation - 0.48%

*Midwest Express Holdings .......................      71,800   $  1,992,450
*Western Pacific Airlines .......................      23,400        397,800
                                                                 -----------
                                                                   2,390,250
                                                                 -----------

 Utilities/Telecommunications - 0.01%
 Bell Atlantic ..................................         612         40,928
                                                                 -----------
                                                                      40,928
                                                                 -----------
 Total Common Stock
  (cost $350,580,885)  ..........................                462,024,801
                                                                 -----------
 PREFERRED STOCK - 0.15%

 Cellular Communications $.10 pfd cv ............      15,258        747,642
                                                                 -----------
 Total Preferred Stock (cost $165,931) ..........                    747,642
                                                                 -----------

                                                   Principal
                                                     Amount

CONVERTIBLE BONDS - 0.19%

+All American Communications 144A
  6.50% 10/1/03  ................................$  1,000,000        950,000
                                                                 -----------
 Total Convertible Bonds
 (cost $1,019,729)  .............................                    950,000
                                                                 -----------

REPURCHASE AGREEMENTS - 6.29%
With Chase Manhattan 5.60% 1/2/96
  (dated 12/29/95, collateralized by
  $5,953,000 U.S. Treasury Notes
  7.875% due 7/31/96, market
  value $6,230,739 and $4,104,000
  U.S. Treasury Notes 7.00%
  due 9/30/96, market value
  $4,224,271)  ..................................  10,195,000     10,195,000

With Morgan (J.P.) 5.75% 1/2/96
  (dated 12/29/95, collateralized by
  $6,381,000 U.S. Treasury Notes 6.00%
  due 8/31/97, market value $6,584,962
  and $3,913,000 U.S. Treasury Notes
  7.375% due 11/15/97, market value
  $4,096,873)  ..................................  10,465,000     10,465,000

With PaineWebber 5.875% 1/2/96
  (dated 12/29/95, collateralized by
  $5,825,000 U.S. Treasury Notes 7.50%
  due 12/31/96, market value $6,168,014
  and $4,339,000 U.S. Treasury Notes
  6.875% due 2/28/97, market value
  $4,516,732)  ..................................  10,465,000     10,465,000
                                                                 -----------

Total Repurchase Agreements
 (cost $31,125,000)  ............................                 31,125,000
                                                                 -----------

                                                                      Market
                                                                      Value

TOTAL MARKET VALUE OF SECURITIES
  OWNED - 99.94% (cost $382,891,545)........................     $494,847,443
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 0.06% ...............................          315,471
                                                                  -----------
NET ASSETS APPLICABLE TO 31,329,927
  SHARES ($.50 PAR VALUE)
  OUTSTANDING; PER SHARE - 100.00%..........................     $495,162,914
                                                                 ============

NET ASSET VALUE - TREND FUND A CLASS
  ($397,263,401/25,163,112 shares)..........................           $15.79
                                                                       ======

NET ASSET VALUE - TREND FUND B CLASS
  ($14,010,244/895,918 shares) .............................           $15.64
                                                                       ======

NET ASSET VALUE - TREND FUND C CLASS
  ($309,622/19,615 shares)..................................           $15.79
                                                                       ======

NET ASSET VALUE - TREND FUND INSTITUTIONAL CLASS
  ($83,579,647/5,251,282 shares)............................           $15.92
                                                                       ======


* Non-income producing securities for the six months ended December 31, 1995. + These securities are exempt from registration under Rule 144A of the
  Securites Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
Common stock, $.50 par value,
  125,000,000 shares authorized
   to the Fund ...........................................        $ 375,713,375
Accumulated undistributed income:
Net investment loss ......................................           (8,490,653)
Net realized gain on investments .........................           15,984,294
Net unrealized appreciation of investments ...............          111,955,898
                                                                  -------------
Total net assets .........................................        $ 495,162,914
                                                                  =============


                             See accompanying notes

DELAWARE GROUP TREND FUND, INC.
STATEMENT OF OPERATIONS
DECEMBER 31, 1995
(UNAUDITED)

INVESTMENT INCOME:

Interest ...............................            $    702,160
Dividends .......................................        450,394   $  1,152,554
                                                    ------------
EXPENSES:
Management fees ($1,646,659)
and directors' fees ($7,395) ....................      1,654,054
Distribution expenses ...........................        503,962
Dividend disbursing and transfer agent
fees and expenses ...............................        411,336
Salaries ........................................         47,711
Reports to shareholders .........................         45,244
Federal and state registration fees .............         39,462
Taxes, other than taxes on income ...............         19,600
Professional fees ...............................         15,786
Custodian fees ..................................          5,543
Other ...........................................         35,483      2,778,181
                                                    ------------    ------------

NET INVESTMENT LOSS .............................                    (1,625,627)
                                                                     ----------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Net realized gain
  from security transactions ....................                    29,977,993
Net unrealized appreciation of investments
  during the period .............................                    40,751,930
                                                                     ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS ...........................                    70,729,923
                                                                     ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .....................                  $ 69,104,296
                                                                   ============


                             See accompanying notes

DELAWARE GROUP TREND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                Six Months Ended   Year Ended
                                                     12/31/95        6/30/95
                                                   (Unaudited)

OPERATIONS:
Net investment loss ..........................   $  (1,625,627)   $  (1,785,245)
Net realized gain from
  security transactions ......................      29,977,993       15,008,174
Net unrealized appreciation of investments
  during the period ..........................      40,751,930       57,806,727
                                                 -------------    -------------
Net increase in net assets
resulting from operations ....................      69,104,296       71,029,656
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET REALIZED GAIN FROM
  SECURITY TRANSACTIONS:

  Trend Fund A Class .........................     (20,793,378)     (16,739,040)
  Trend Fund B Class .........................        (501,207)            --
  Trend Fund C Class .........................              (1)            --
  Trend Fund Institutional Class .............      (3,884,806)      (1,144,886)
                                                 -------------    -------------
                                                   (25,179,392)     (17,883,926)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Trend Fund A Class .........................     122,155,256      131,559,559
  Trend Fund B Class .........................       8,302,702        4,740,239
  Trend Fund C Class .........................         653,570             --
  Trend Fund Institutional Class .............      33,736,175       42,474,949
  Net asset value of shares issued upon
  reinvestment of dividends from net
  realized gain from security transactions:
  Trend Fund A Class .........................      18,928,130       15,551,079
  Trend Fund B Class .........................         454,204             --
  Trend Fund C Class .........................               1             --
  Trend Fund Institutional Class .............       3,295,958          801,350
                                                 -------------    -------------
                                                   187,525,996      195,127,176
                                                 -------------    -------------

Cost of shares repurchased:

Trend Fund A Class ...........................     (99,167,681)    (128,026,067)
Trend Fund B Class ...........................        (679,179)        (145,450)
Trend Fund C Class ...........................        (348,506)            --
Trend Fund Institutional Class ...............     (15,637,134)      (8,019,913)
                                                 -------------    -------------
                                                  (115,832,500)    (136,191,430)
                                                 -------------    -------------

Increase in net assets derived
  from capital share transactions ............      71,693,496       58,935,746
                                                 -------------    -------------
NET INCREASE IN NET ASSETS ...................     115,618,400      112,081,476
                                                 -------------    -------------

NET ASSETS:

Beginning of period ..........................     379,544,514      267,463,038
                                                 -------------    -------------
End of period ................................   $ 495,162,914    $ 379,544,514
                                                 =============    =============

                             See accompanying notes

DELAWARE GROUP TREND FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
(UNAUDITED)

Delaware Group Trend Fund, Inc. (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers four classes of shares. Effective November 29, 1995, the Fund began offering Trend Fund C Class.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other funds in the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% of the average daily net assets of the Fund, less fees paid to the unaffiliated directors. At December 31, 1995, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $73,793.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of A Class and 1.00% of the average daily net assets of B Class and C Class. No distribution expenses are paid by the Institutional Class. At December 31, 1995, the Fund had a liability for distribution fees and other expenses payable to DDLP for $27,470. For the six months ended December 31, 1995, the Fund paid DDLP $119,864 for commissions earned on sales of Trend Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc., (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the six months ended December 31, 1995, the Fund has expensed $411,336 for these services. At December 31, 1995, the Fund had a liability for such fees and other expenses payable to DSC for $27,448.

Certain officers of DMC are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by the Fund.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

3. Investments
During the six months ended December 31, 1995, the Fund made purchases of $189,604,343 and sales of $151,605,446 of investment securities other than direct U.S. government securities and temporary cash investments.

At December 31, 1995, unrealized appreciation for financial reporting and federal income tax purposes aggregated $111,511,868 of which $155,063,331 related to unrealized appreciation of securities and $43,551,463 related to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $29,971,804 for the six months ended December 31, 1995.

4. Capital Stock

                                                     Six Months         Year
                                                     Ended             Ended
                                                    12/31/95          6/30/95

Shares sold:
 Trend Fund A Class ............................      8,023,569      10,667,330
 Trend Fund B Class ............................        545,902         377,619
 Trend Fund C Class ............................         42,142            --
 Trend Fund Institutional Class ................      2,177,422       3,363,517
Shares issued upon reinvestment of dividends from net realized gain from security transactions:

 Trend Fund A Class ............................      1,253,518       1,355,804
 Trend Fund B Class ............................         28,209            --
 Trend Fund C Class ............................           --              --
 Trend Fund Institutional Class ................        216,344          69,562
                                                     ----------      ----------
                                                     12,287,106      15,833,832
                                                     ----------      ----------

Share repurchased:

 Trend Fund A Class ............................     (6,557,482)    (10,385,998)
 Trend Fund B Class ............................        (44,332)        (11,480)
 Trend Fund C Class ............................        (22,527)           --
 Trend Fund Institutional Class ................     (1,018,589)       (658,987)
                                                     ----------        --------
                                                     (7,642,930)    (11,056,465)
                                                     ----------     -----------
Net Increase ...................................      4,644,176       4,777,367
                                                     ==========     ===========

5. Lines of Credit
The Fund has a committed line of credit of $5,000,000. No amount was outstanding at December 31, 1995, or at any time during the fiscal year period.

6. Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                          Trend Fund A Class
                                                                      ------------------------------------------------------------
                                                                       Six Months
                                                                          Ended                 Year Ended June 30,
                                                                        12/31/951   1995       1994     1993     1992      1991

Net asset value, beginning of period.................................   $14.210   $12.210   $13.980   $11.380   $8.920   $9.970

Income from investment operations:
Net investment loss(2)...............................................    (0.058)   (0.074)   (0.042)   (0.004)  (0.005)  (0.020)
Net realized and unrealized gain (loss) from security transactions        2.538     2.864     0.212     3.754    2.625   (0.460)
                                                                        -------   -------   -------   -------  -------   ------
Total from investment operations.....................................     2.480     2.790     0.170     3.750    2.620   (0.480)
                                                                        -------   -------   -------   -------  -------   ------
Less distributions:
Dividends from net investment income.................................      none     none       none     none      none   (0.050)
Distributions from net realized gain on security transactions            (0.900)   (0.790)   (1.940)   (1.150)  (0.160)  (0.520)
                                                                         ------     -----     -----     -----    -----    -----
Total distributions..................................................    (0.900)   (0.790)   (1.940)   (1.150)  (0.160)  (0.570)
                                                                        -------   -------   -------   -------  -------   ------
Net asset value, end of period.......................................   $15.790   $14.210   $12.210   $13.980  $11.380   $8.920
                                                                        =======   =======   =======   =======  =======   ======
Total return(3)......................................................     17.84%    24.40%     0.59%    35.24%   29.31%   (4.82%)

Ratios/supplemental data:
Net assets, end of period (000 omitted)..............................  $397,263  $318,933  $253,964  $219,826 $124,548  $78,631
Ratio of expenses to average net assets..............................      1.27%     1.36%     1.37%     1.33%    1.18%    1.29%
Ratio of net investment loss to average net assets                        (0.76%)   (0.58%)   (0.72%)   (0.61%)  (0.43%)  (0.24%)
Portfolio turnover...................................................        72%       64%       67%       75%      76%      67%

--------------

1    Ratios have been annualized and total return has not been annualized.

2 Year ended 1995 and the six months ended 12/31/95 per share information was based on the average shares outstanding method.

3 Does not reflect any maximum sales charges that are or were in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                 Trend Fund B Class   Trend Fund C Class     Trend FundInstitutional Class
                                                 ------------------   ------------------     -----------------------------
                                                              Period       Period                                          Period
                                                 Six Months  9/6/94(2)   11/29/95(2)   Six Months    Year        Year    11/23/92(2)
                                                   Ended        to            to         Ended      Ended       Ended        to
                                                 12/31/95(1)  6/30/95     12/31/95   12/31/95/(1) 6/30/95     6/30/94    6/30/93

Net asset value, beginning of period.             $14.130     $12.110      $15.460      $14.300    $12.250    $13.990      $12.760
Income from investment operations:
Net investment loss(3)........................     (0.115)     (0.142)      (0.104)      (0.039)    (0.044)    (0.002)      (0.035)
Net realized and unrealized gain (loss)
from security transactions.....................     2.525       2.162        0.784        2.559      2.884      0.202        1.615
                                                  -------     -------      -------      -------    -------    -------      -------
Total from investment operations...............     2.410       2.020        0.680        2.520      2.840      0.200        1.580
                                                  -------     -------      -------      -------    -------    -------      -------
Less distributions:
Dividends from net investment income...........      none        none         none         none       none       none         none
Distributions from net realized gain
on security transactions ......................    (0.900)       none       (0.350)      (0.900)    (0.790)    (1.940)      (0.350)
                                                  -------     -------      -------      -------    -------    -------      -------
Total distributions............................    (0.900)       none       (0.350)      (0.900)    (0.790)    (1.940)      (0.350)
                                                  -------     -------      -------      -------    -------    -------      -------
Net asset value, end of period.................   $15.640     $14.130      $15.790      $15.920    $14.300    $12.250      $13.990
                                                  =======     =======      =======      =======    =======    =======      =======
Total return(4)...............................      17.44%      16.68%        4.44%       18.02%     24.74%      0.83%       21.69%

Ratios/supplemental data:

Net assets, end of period (000 omitted) .......   $14,010      $5,175         $310      $83,580    $55,437    $13,499       $2,237
Ratio of expenses to average net assets .......      2.02%       2.12%           5         1.02%      1.12%      1.15%        1.21%
Ratio of net investment loss to average net
 assets .......................................     (1.51%)     (1.34% )         5        (0.51%)    (0.34%)    (0.50%)      (0.49%)
Portfolio turnover.............................        72%         64%           5           72%        64%        67%          75%

------------------
1    Ratios have been annualized and total return has not been annualized.
2 Date of initial public offering. Ratios have been annualized and total return has not been annualized for Trend Fund B Class and Trend Fund C Class. Ratios and total return have been annualized for Trend Fund Institutional Class.
3 Year ended 1995 and the six months ended 12/31/95 per share information was based on the average shares outstanding method.
4 Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for Trend Fund B Class and Trend Fund C Class.
5 The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios for this relatively short period are not meaningful.

This semi-annual report is for the information of Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current PROSPECTUS for Trend Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current STATEMENT OF ADDITIONAL INFORMATION. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

DELAWARE GROUP
--------------------------------------------------------------------------------
OF FUNDS
--------------------------------------------------------------------------------


FOR GROWTH OF CAPITAL
Trend Fund
DelCap Fund
Value Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR GLOBAL DIVERSIFICATION
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END EQUITY/INCOME*
Dividend and Income Fund
Global Dividend and Income Fund

For a prospectus of any Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

This report must be preceded or accompanied by a current Trend Fund PROSPECTUS and the Delaware Group Fund Performance Update for the most recently completed calendar quarter.For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING, DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

Nationwide (800) 523-4640

SECURITIES DEALERS ONLY
Nationwide (800) 362-7500

FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
Nationwide (800) 659-2265

Copy Rights Delaware Distributors, L.P.

Printed in the U.S.A. on recycled paper.

----------
DELAWARE
TREND
FUND
----------


1995

 SEMI-ANNUAL

REPORT




A Tradition of Sound Investing Since 1929


DELAWARE
GROUP
========
Philadelphia * London